PROSPECTUS — JULY 31, 2005
TABLE OF CONTENTS
This Prospectus offers Original Shares of the Small/Mid Cap Equity, Core Equity, Growth Equity, Balanced and Intermediate Fixed Income Portfolios. The performance and financial highlights information of the Small/Mid Cap Equity, Core Equity and Balanced Portfolios pertain only to the Original Shares, which impose a Rule 12b-l fee. The Small/MidCap Equity, Core Equity and Balanced Portfolios also offer Institutional Shares through a separate Prospectus.
OVERVIEW OF THE PORTFOLIOS
This section introduces each Rainier Investment Management Mutual Fund
Portfolio, explaining its goals, principal investment strategies and principal risks.
Expense and performance information are also displayed.

Small/Mid Cap Equity Portfolio	2

Core Equity Portfolio	4

Growth Equity Portfolio	6

Balanced Portfolio	8

Intermediate Fixed Income Portfolio	10
As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to inform otherwise.

OVERVIEW OF THE PORTFOLIOS
Small/Mid Cap Equity Portfolio
THE PORTFOLIO’S GOAL
The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
In pursuing its goal, the Portfolio invests primarily (at least 80% of its assets) in the common stock of small-and mid-capitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. The Portfolio will purchase shares in companies with market capitalizations between $100 million and $14 billion, and will invest in approximately 100 to 150 companies. Additionally, companies that are members of, or fall within, the capitalization range of the Russell 2000 or Midcap indices may be candidates for purchase. (A description of these indices can be found on page 32 of this Prospectus.) Investments in companies that grow above these maximum capitalization criteria may continue to be held if the Advisor considers them to be particularly attractive.
     The Advisor refers to its stock selection philosophy as Growth at a Reasonable Price (GARP). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the Portfolio will invest in a blend of stocks with both growth and value characteristics. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Advisor compares the Portfolio’s economic sector weightings to a broad index of small and medium-size companies, such as the Russell 2500™ Index, and normally avoids extreme overweighting or underweighting relative to that index. (See Additional Information on Principal Investment Strategies on page 13 for further discussion.)
PRINCIPAL RISKS
Since the Portfolio is invested in common stock whose prices change daily, there is the risk that an investor could lose money. The Portfolio’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.
THE PORTFOLIO’S PAST PERFORMANCE
The following information shows the Portfolio’s performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio’s total return has varied from year to year. The table compares the Portfolio’s average annual return for the periods indicated to three broad-based indices. A description of the indices can be found on page 32 of this Prospectus. This past performance (before and after taxes) will not necessarily continue in the future.

CALENDAR-YEAR TOTAL RETURNS
The year-to-date total return as of June 30, 2005, for the Portfolio was 2.24%.

Best Quarter:	+24.04%	(fourth quarter, 1999)
Worst Quarter:	-21.08%	(third quarter, 1998)
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

	l Year	5 Years	10 Years

Small/Mid Cap Equity
Return before taxes	17.36%	7.14%	15.12%
Return after taxes on distributions(1)	16.58%	5.59%	12.95%
Return after taxes on distributions and sale of fund shares(1)	11.93%	5.22%	12.10%
Russell 2500™ Index*	18.29%	8.35%	13.75%
Russell Midcap® Index*	20.22%	7.59%	14.50%
Russell 2000® Index*	18.33%	6.61%	11.54%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Index returns reflect no deduction for fees, expenses or taxes.
See page 32 for index descriptions.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Equity Portfolio.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%

Total Annual Fund Operating Expenses †	1.25%

Fee Reduction and/or Expense Reimbursement	—

Net Expenses	1.25%

†	For the past fiscal year, the Portfolio’s actual operating expenses, excluding 0.25% of Rule 12b-1 fees, were 1.00% of average daily net assets. The Advisor has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the Small/Mid Cap Equity Portfolio to 1.23% (excluding interest, taxes and Rule 12b-1 fees). This contract has a one-year term, expiring March 31, 2006, renewable by the Board at the end of each fiscal year.
     Example: This example is intended to help you compare the cost of investing in shares of the Small/Mid Cap Equity Portfolio with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions your cost would be:

l Year	3 Years	5 Years	10 Years

$127	$397	$686	$1,511

Overview of the Portfolios, continued
Core Equity Portfolio
THE PORTFOLIO’S GOAL
The Core Equity Portfolio seeks to maximize long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
In pursuing its goal, the Portfolio invests primarily in the common stock of large- and medium-capitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The Portfolio will normally invest at least 80% of its assets in a diversified core equity portfolio. To the Advisor, the term “core equity” denotes a portfolio invested primarily in large- and medium-capitalization companies, diversified across the major economic sectors of a broad market measure, such as the Standard & Poor’s (S&P) 500 Index®. The Advisor considers large- and medium-capitalization companies to be those currently with market capitalizations above $1.7 billion. The Portfolio may invest in common stock of companies of all sizes, including small-capitalization companies which may comprise 10% or less of the Portfolio. It will normally be invested in approximately 75 to 150 securities.
     The Advisor refers to its stock selection philosophy as Growth at a Reasonable Price (GARP). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the Portfolio will invest in a blend of stocks with both growth and value characteristics. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Advisor compares the Portfolio’s economic sector weightings to a broad index, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. (See Additional Information on Principal Investment Strategies on page 13 for further discussion.)
PRINCIPAL RISKS
Since the Portfolio is invested in common stock whose prices change daily, there is the risk that an investor could lose money. The Portfolio’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.
THE PORTFOLIO’S PAST PERFORMANCE
The following information shows the Portfolio’s performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio’s total return has varied from year to year. The table compares the Portfolio’s average annual return for the periods indicated to two broad-based indices. A description of the indices can be found on page 32 of this Prospectus. This past performance (before and after taxes) will not necessarily continue in the future.

CALENDAR-YEAR TOTAL RETURNS

The year-to-date total return as of June 30, 2005, for the Portfolio was 2.37%.

Best Quarter:	+25.09%	(fourth quarter, 1998)
Worst Quarter:	-17.17%	(third quarter, 2002)
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

	l Year	5 Years	10 Years

Core Equity Portfolio
Return before taxes	9.35%	-2.12%	12.80%
Return after taxes on distributions(1)	9.32%	-2.69%	10.79%
Return after taxes on distributions and sale of fund shares(1)	6.08%	-2.05%	10.17%
S&P 500 Index®*	10.88%	-2.30%	12.07%
Russell 1000® Index*	11.40%	-1.76%	12.16%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 40l(k) plans or individual retirement accounts.

*	Index returns reflect no deduction for fees, expenses or taxes.
See page 32 for index descriptions.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Equity Portfolio.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.14%

Total Annual Fund Operating Expenses†	1.14%

Fee Reduction and/or Expense Reimbursement	—

Net Expenses	1.14%

†	For the past fiscal year, the Portfolio’s actual operating expenses, excluding 0.25% of Rule 12b-1 fees, were 0.89% of average daily net assets. The Advisor has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the Core Equity Portfolio to 1.04% (excluding interest, taxes and Rule 12b-1 fees). This contract has a one-year term, expiring March 31, 2006, renewable by the Board at the end of each fiscal year.
     Example: This example is intended to help you compare the cost of investing in shares of the Core Equity Portfolio with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$116	$362	$628	$1,386

Overview of the Portfolios, continued
Growth Equity Portfolio
THE PORTFOLIO’S GOAL
The Growth Equity Portfolio seeks to maximize long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
In pursuing its goal, the Portfolio invests primarily (at least 80% of its assets) in the common stock of large- and medium-capitalization U.S. growth companies, and affords shareholders the opportunity to invest in some of the fastest growing companies in America. To the Advisor, the term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.
     The Advisor describes the investment philosophy of the Portfolio as Large Cap Growth, since the majority of the shares in growth companies owned have a market capitalization of over $5 billion. Smaller companies may be owned when especially attractive. Stock selection focuses on companies that are likely to demonstrate superior earnings, revenue or cash flow growth relative to their industry peers. The Portfolio will normally invest in approximately 40 to 80 companies.
     The Advisor compares the Portfolio’s economic sector weightings to a growth equity index such as the Russell 1000® Growth Index. To help control risk, extreme overweighting and underweighting of the Portfolio as compared to the major sectors of such a benchmark are avoided. (See Additional Information on Principal Investment Strategies on page 13 for further discussion.)
PRINCIPAL RISKS
Since the Portfolio is invested in common stock whose prices change daily, there is the risk that an investor could lose money. The Portfolio’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.
THE PORTFOLIO’S PAST PERFORMANCE
The following information shows the Portfolio’s performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio’s total return has varied from year to year. The table compares the Portfolio’s average annual return for the periods indicated to two broad-based indices. A description of the indices can be found on page 32 of this Prospectus. This past performance (before and after taxes) will not necessarily continue in the future.

CALENDAR-YEAR TOTAL RETURNS
The year-to-date total return as of June 30, 2005, for the Portfolio was -0.67%.

Best Quarter:	+19.18%	(fourth quarter, 2001)
Worst Quarter:	-29.30%	(first quarter, 2001)
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

			Since
	l Year	3 Years	Inception

Growth Equity Portfolio
Return before taxes	11.60%	3.33%	-8.19%
Return after taxes on distributions(1)	11.60%	3.33%	-8.80%
Return after taxes on distributions and sale of fund shares(1)	7.54%	2.84%	-7.28%
S&P 500 Index®*	10.88%	3.57%	-2.98%
Russell 1000® Growth Index*	6.30%	-0.18%	-10.82%

Inception date 6/15/00

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Index returns reflect no deduction for fees, expenses or taxes.
See page 32 for index descriptions.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Portfolio.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.75%
Distribution and Service (12b-l) Fees	0.25%
Other Expenses	1.19%

Total Annual Fund Operating Expenses†	2.19%

Fee Reduction and/or Expense Reimbursement	(1.00)%

Net Expenses	1.19%

†	For the fast fiscal year, the Portfolio’s actual operating expenses, excluding 0.25% of Rule 12b-1 fees, were 1.94% of average daily net assets. The Advisor has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the Growth Equity Portfolio to 0.94% (excluding interest, taxes and Rule 12b-1 fees). This contract has a one-year term, expiring March 31, 2006, renewable by the Board at the end of each fiscal year. Without the fee reduction the Total Annual Fund Operating Expenses would have been 2.19%.
     Example: This example is intended to help you compare the cost of investing in shares of the Growth Equity Portfolio with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$121	$589	$1,083	$2,445

Overview of the Portfolios, continued
Balanced Portfolio
THE PORTFOLIO’S GOAL
The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests primarily in a diversified portfolio of common stock of U.S. companies and investment-grade, intermediate-term debt securities and cash equivalent securities. A portion of these investment-grade, intermediate-term debt securities may also include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans, such as those on motor vehicles or credit cards). Investment-grade debt securities are generally considered to be those rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P and Fitch Ratings (“Fitch”). Intermediate-term debt securities are those with maturities between three and ten years. The Advisor seeks to provide long-term capital appreciation and income with less return variability and risk than that of the stock market. The Portfolio’s assets will be allocated among equity, fixed-income and short-term cash equivalent securities. Common stock will normally constitute from 40% to 70% of the Portfolio’s net assets. Fixed-income securities will normally represent from 30% to 55% of the Portfolio’s net assets. Cash equivalent securities will normally constitute from 0% to 35% of the Portfolio’s net assets. The Advisor utilizes an approach of “strategic” long-term asset allocation, where the equity allocation remains between 45% and 65% unless extreme short-term market conditions indicate a more cautious or aggressive allocation. Aggressive market timing is avoided. Shifts from one asset class to another are normally made in increments of 5% or less.
     The stock portion of the Portfolio invests primarily in the common stock of large- and medium-capitalization U.S. companies with the prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The Advisor refers to the equity selection philosophy as GARP. See Additional Information on Principal Investment Strategies on page 13 for further discussion.
PRINCIPAL RISKS
Since the Portfolio is invested in common stock and fixed-income securities whose prices change daily, there is the risk that an investor could lose money. The Portfolio’s share price will be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. A rise in interest rates may cause the Portfolio’s shares to decline in value. When interest rates are low, the Portfolio’s income distributions may be reduced. Generally, longer-term bonds are more sensitive to interest rate changes than shorter-term bonds. Also, the value of any of the Portfolio’s investments may decline in response to events affecting the issue, its credit rating or any underlying assets backing the securities, such as the effect on mortgage-related securities from real estate market weakness. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with the risks of equity and fixed-income investing and can make a long-term investment commitment.
THE PORTFOLIO’S PAST PERFORMANCE
The following information shows the Portfolio’s performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio’s total return has varied from year to year. The table compares the Portfolio’s average annual return for the periods indicated to a broad-based stock index, a blended custom index and a fixed-income index. A description of the indices can be found on page 32 of this Prospectus. This past performance (before and after taxes) will not necessarily continue in the future.

CALENDAR-YEAR TOTAL RETURNS
The year-to-date total return as of June 30, 2005, for the Portfolio was 1.83%.

Best Quarter:	+15.20%	(fourth quarter, 1998)
Worst Quarter:	-8.48%	(third quarter, 1998)
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

	1 Year	5 Years	10 Years

Balanced Portfolio
Return before taxes	6.40%	1.11%	10.38%
Return after taxes on distributions(1)	5.96%	0.34%	7.93%
Return after taxes on distributions and sale of fund shares(1)	4.15%	0.49%	7.54%
S&P 500 Index®*	10.88%	-2.30%	12.07%
Balanced Index*	7.66%	1.57%	10.26%
Lehman U.S. Gov’t/Credit Intermediate Bond Index*	3.03%	7.20%	7.15%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

The Balanced Index is computed by the Advisor and consists of 60% S&P Index, 35% Lehman U.S. Government/Credit Intermediate Bond Index and 5% 91-day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

*	Index returns reflect no deduction for fees, expenses or taxes.
See page 32 for index descriptions.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Portfolio.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.26%

Total Annual Fund Operating Expenses†	1.21%

Expense Recoupment	(0.02)%

Net Expenses	1.19%

†	For the past fiscal year, the Portfolio’s actual operating expenses, excluding 0.25% of Rule 12b-1 fees, were 0.94% of average daily net assets. The Advisor has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the Balanced Portfolio to 0.94% (excluding interest, taxes and Rule 12b-1 fees). This contract has a one-year term, expiring March 31, 2006, renewable by the Board at the end of each fiscal year.
     Example: This example is intended to help you compare the cost of investing in shares of the Balanced Portfolio with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$121	$382	$663	$1,464

Overview of the Portfolios, continued
Intermediate Fixed Income Portfolio
THE PORTFOLIO’S GOAL
The Intermediate Fixed Income Portfolio seeks to provide investors with current income.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests primarily (at least 80% of its assets) in a diversified portfolio of investment-grade, intermediate-term debt securities providing current income. Most of its investments are debt securities issued or guaranteed by the U.S. government or its agencies, and corporate issuers. A portion of these investments may also include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans such as those on motor vehicles or credit cards).
     The Advisor intends, but is not obligated, to construct the Portfolio with a higher proportion of corporate issues than government or government agency securities. Investment-grade debt securities are generally considered to be those rated Baa or better by Moody’s or BBB or better by S&P and Fitch. Securities that are rated Baa by Moody’s or BBB by S&P and Fitch, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. The Advisor intends to limit investment in securities rated Baa by Moody’s or BBB by S&P and Fitch to no more than 10% of the Portfolio’s total assets.
     The Portfolio may purchase bonds of any maturity, but the Portfolio will normally have a dollar-weighted average maturity between three and ten years. The average maturity may be less than three years if the Advisor believes a temporary defensive posture is appropriate. The Advisor plans to manage the Portfolio as a moderate-duration portfolio. To the Advisor, “moderate duration” denotes a portfolio within a range of ±25% of the duration of the Lehman U.S. Government/Credit Intermediate Bond Index. If, for example, the duration of the Lehman Index were 4.0 years, the Portfolio’s duration would be between 3.0 and 5.0 years. Duration measures the sensitivity of a fixed-income portfolio to interest rate changes. To illustrate, if a portfolio had an average effective duration of 5.0 years, a 1% increase in market interest rates would cause the principal value of the portfolio to lose approximately 5%.
PRINCIPAL RISKS
Since the Portfolio is invested in securities whose prices change daily, there is the risk that an investor could lose money. A rise in interest rates may cause the Portfolio’s shares to decline in value. When interest rates are low, the Portfolio’s income distributions may be reduced. Also, the value of any of the Portfolio’s investments may decline in response to events affecting the issue, or its credit rating or any underlying assets backing the securities such as the effect on mortgage-related securities from real estate market weakness. The Portfolio may invest in securities issued by U.S. government-sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). Investors should know that entities such as Freddie Mac and Fannie Mae are not funded by Congressional appropriations and that the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States government. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. The Portfolio may be appropriate for investors who are comfortable with the risks of fixed-income investing and seek high current income with greater stability in the value of shares than a long-term fixed-income fund.
THE PORTFOLIO’S PAST PERFORMANCE
The following information shows the Portfolio’s performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio’s total return has varied from year to year. The table compares the Portfolio’s average annual return for the periods indicated to two broad-based fixed-income indices. A description of the indices can be found on page 32 of this Prospectus. This past performance (before and after taxes) will not necessarily continue in the future.

CALENDAR-YEAR TOTAL RETURNS
The year-to-date total return as of June 30, 2005, for the Portfolio was 1.28%.

Best Quarter:	+5.20%	(third quarter, 1998)
Worst Quarter:	-2.56%	(second quarter, 2004)
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

	l Year	5 Years	10 Years

Intermediate Fixed
Income Portfolio
Return before taxes	2.29%	6.55%	6.42%
Return after taxes on distributions (1)	1.02%	4.70%	4.24%
Return after taxes on distributions and sale of fund shares(1)	1.62%	4.52%	4.16%
Lehman U.S. Gov’t/Credit Intermediate Bond Index*	3.03%	7.20%	7.15%
91-Day U.S. Treasury Bill Index*	1.24%	2.79%	3.99%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

*	Index returns reflect no deduction for fees, expenses or taxes.
See page 32 for index descriptions.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Portfolio.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.10%
Other Expenses	0.27%

Total Annual Fund Operating Expenses†	0.87%

Fee Reduction and/or Expense Reimbursement	(0.32)%

Net Expenses	0.55%

†	For the past fiscal year, the Portfolio’s actual operating expenses, excluding 0.10% of Rule 12b-1 fees, were 0.77% of average daily net assets. The Advisor has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the Intermediate Fixed Income Portfolio to 0.45% (excluding interest, taxes and Rule 12b-1 fees) and has voluntarily agreed to limit Rule 12b-1 fees to 0.10%. This contract has a one-year term, expiring March 31, 2006, renewable by the Board at the end of each fiscal year. Without the fee reduction the Total Annual Fund Operating Expenses would have been 0.87%.
     Example: This example is intended to help you compare the cost of investing in shares of the Intermediate Fixed Income Portfolio with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$56	$246	$451	$1,043

This page is intentionally left blank.

ADDITIONAL INFORMATION ON
PRINCIPAL INVESTMENT STRATEGIES
GROWTH AT A REASONABLE PRICE EQUITY INVESTMENT PHILOSOPHY
The Advisor refers to its investment philosophy with respect to the Small/Mid Cap Equity Portfolio, Core Equity Portfolio and equity portion of the Balanced Portfolio as Growth at a Reasonable Price (GARP). Since the GARP strategy combines some aspects of both “value” and “growth” investment styles, a primary benefit of the GARP strategy in the view of the Advisor is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase in the Portfolios, the Advisor emphasizes companies that are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.
     The Advisor considers the sale of specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target, or when better opportunities are perceived in alternative stocks.
GROWTH INVESTMENT PHILOSOPHY
The Advisor refers to its investment philosophy with respect to the Growth Equity Portfolio as Large Cap Growth and views the primary benefit of the strategy as the ability to generate competitive returns in market environments favoring growth stocks.
     The Advisor favors companies with attractive fundamentals, such as strong revenue, earnings or cash flow growth. Companies with sustainable competitive advantages; potential price or business catalysts, including earnings surprise or market expansion; and disciplined management with shareholder focus are emphasized. The Advisor also seeks to capture the capital appreciation sometimes associated with high-performing companies identified early in their growth cycles. For emerging companies lacking demonstrated financial results, the strength of the company’s business model, management team and competitive position are given greater analytical emphasis.
     The Advisor considers the sale of specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target, or when better opportunities are perceived in alternative stocks.
FIXED-INCOME SECURITY SELECTION
In determining whether or not to invest in a particular debt security, the Advisor considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the ratings assigned by Moody’s, S&P and Fitch, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions. Fixed-income securities may be sold if downgraded, or when swapped for a more attractive security.
SHORT-TERM INVESTMENTS
Cash equivalent securities, which may be held by any of the five Portfolios, are high-quality debt obligations maturing in one year or less from the date of purchase. These include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper. The Advisor considers obligations that have been rated at least A-l by S&P or Prime-1 by Moody’s, have an outstanding issue of debt securities rated at least A by S&P or Moody’s, or are of comparable quality, in the opinion of the Advisor, to be “high-quality.”
     Under normal market conditions, each Portfolio will stay fully invested in stocks and/or bonds. However, a Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objective.

Additional Information on Principal Investment Strategies, continued
PORTFOLIO TURNOVER
Due to a sell discipline based in part on price targets, all the Portfolios, except the Intermediate Fixed Income Portfolio, may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in determining whether to sell or hold securities. The Small/Mid Cap Equity and Growth Equity Portfolios both have portfolio turnover rates in excess of 100%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect a Portfolio’s performance. Active trading, however, can also be defensive and actually add to a Portfolio’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.
PORTFOLIO HOLDINGS INFORMATION
A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ Transfer Agent at 800-248-6314.
NOTICE OF POLICY CHANGE
Shareholders will be provided with a sixty (60) days’ notice prior to the implementation of a change in a Portfolio’s policy (other than the Balanced Portfolio) to invest at least 80% of its assets in certain securities as described above in the Prospectus and as indicated by the Portfolio’s name.

ADDITIONAL INFORMATION ON PRINCIPAL RISKS
The principal risks of investing in the Portfolios that may adversely affect the value of a Portfolio’s shares or total return are discussed in the “Overview of the Portfolios” section. Further elements of risk are discussed below.
MARKET RISK
An investor in any Portfolio faces the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.
SMALL COMPANY RISK
The Small/Mid Cap Equity, Core Equity, Growth Equity and Balanced Portfolios invest in smaller companies that can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than larger companies. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.
DEBT SECURITIES RISK
The Balanced and Intermediate Fixed Income Portfolios invest in debt securities. The market value of a debt security is sensitive to prevailing interest rates. Generally, when interest rates rise, a debt security’s value declines, and when interest rates decline, its market value rises. Generally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of the debt securities of that issuer.

ORGANIZATION AND MANAGEMENT
INVESTMENT ADVISOR AND ADVISORY FEES
Rainier Investment Management, Inc.® (RIM), incorporated in 1989, serves as Investment Advisor to the Portfolios. RIM’s address is:
601 Union Street, Suite 2801
Seattle, WA 98101
RIM currently manages $5.6 billion of discretionary assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, high-net-worth individuals and the Funds. The Advisor is owned and operated by eight principals. Subject to the direction and control of the Trustees, the Advisor formulates and implements an investment program for each Portfolio, which includes determining which securities should be bought and sold. For the fiscal year ending March 31, 2005, before fee reductions and/or expense reimbursements, the Advisor received advisory fees computed as a percentage of each Portfolio’s average daily net assets as follows: 0.85% for the Small/Mid Cap Equity Portfolio; 0.75% for the Core Equity Portfolio; 0.75% for the Growth Equity Portfolio; 0.70% for the Balanced Portfolio; and 0.50% for the Intermediate Fixed Income Portfolio. A discussion regarding the Board of Trustees’ basis for approving the Portfolios’ investment advisory agreements is included in the Portfolios’ Annual Report.
PORTFOLIO MANAGERS
Small/Mid Cap Equity, Core Equity and Growth Equity Portfolios
Daniel M. Brewer, CFA, Senior Portfolio Manager
Mark W. Broughton, CFA, Senior Portfolio Manager
Mark H. Dawson, CFA, Senior Portfolio Manager
James R. Margard, CFA, Chief Investment Officer
Peter M. Musser, CFA, Senior Portfolio Manager
Intermediate Fixed Income Portfolio
Andrea L. Durbin, CFA, Director of Fixed Income Management
Michael E. Raney, CFA, Portfolio Manager
Balanced Portfolio
Team managed by the Advisor’s Investment Committee, whose members are firm principals and other named individuals. Current members are Daniel M. Brewer; Mark W. Broughton; Mark H. Dawson; Andrea L. Durbin; Matthew Kennedy, CFA, Portfolio Manager and Analyst; James R. Margard; Peter M. Musser; and Michael E. Raney.
Each portfolio manager has been associated with the Advisor in the position noted for more than five years, except for Mr. Broughton and Ms. Durbin. Mr. Broughton began his career in 1986 at Drexel, Burham & Lambert and served as an associate portfolio manager and equity analyst at Provident Investment Counsel; a principal, senior portfolio manager and director of research at Badgley, Phelps and Bell from 1996 to 2000; and a lead portfolio manager at Blackrock Financial Management until he joined the Advisor in 2002 in the capacity of senior portfolio manager. Ms. Durbin began her career in 1992 with Dain Rauscher and served as a principal and director of fixed income at Badgley, Phelps and Bell from 1992 to 2002 until she joined the Advisor in 2002 in the capacity of senior fixed income portfolio manager.
     All the Portfolios described in the Prospectus are team managed by the portfolio managers listed above. For the Small/Mid Cap Equity, Core Equity, Growth Equity and stock portion of the Balanced Portfolio, the equity portfolio managers make recommendations on investments within industries to which they are assigned. The Chief Investment Officer leads team discussions and has final responsibility relating to asset allocation, equity selection and portfolio weightings. For the Intermediate Fixed Income Portfolio and the fixed income portion of the Balanced Portfolio, the Fixed Income Portfolio Managers make selection and portfolio weighting decisions collaboratively with the Director of Fixed Income assuming final responsibility for all investment decisions.
     The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios.
PORTFOLIO EXPENSES
The Portfolios are responsible for paying their own operating expenses. The Advisor has agreed in an Operating Expense Agreement to reduce its advisory fee or reimburse the expenses of each Portfolio to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed the following levels (excluding interest, taxes and Rule 12b-l fees): Small/Mid Cap Equity Portfolio — 1.23%; Core Equity Portfolio — 1.04%; Growth Equity Portfolio — 0.94%; Balanced Portfolio — 0.94%; Intermediate Fixed Income

Portfolio — 0.45%. That agreement has a one-year term, renewable at the end of each fiscal year. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are a Portfolio’s obligation are subject to reimbursement by all the Portfolios within the following three years, provided the Portfolio is able to effect such reimbursement and remain in compliance with any applicable expense limitations. For the Growth Equity Portfolio, the recoupment period of any expense reimbursement in the first year of operations will be limited to five years from the year of reimbursement. During the past fiscal year, the Advisor recaptured fees previously reduced and/or reimbursed to the Balanced Portfolio in the amount of 0.02% of the Balanced Portfolio’s average daily net assets.
     The Advisor may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Portfolios, reimbursement for marketing costs or providing services to shareholders. Those payments, which are sometimes referred to as revenue-sharing arrangements, may also be associated with the status of a Portfolio in a financial intermediary’s marketing and other support activities. These payments are in addition to any Rule 12b-1 payments that may be made by the Portfolios to those same intermediaries.

PURCHASING, SELLING & EXCHANGING SHARES
Purchasing Shares
MINIMUM INVESTMENT AMOUNT
The minimum initial investment in each Portfolio is $25,000. Additional investments may be made at any time with $1,000 or more. The minimum investment requirements may occasionally be waived or lowered by the Funds.
PURCHASING BY MAIL
Shares of the Portfolios may be purchased by mail. If you wish to invest by mail, simply complete an Account Application and mail it with a check (made payable to Rainier Investment Management Mutual Funds) to the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, at the following address:
Rainier Investment Management Mutual Funds
P.O. Box 701
Milwaukee, WI 53201-0701
     All purchases by check should be in U.S. dollars. Third-party checks and cash will not be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Portfolio as a result.
     In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Compliance Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a post office (P.O.) box will not be accepted. Please contact the Transfer Agent at 800-248-6314 if you need additional assistance when completing your application.
     If the Transfer Agent is unable to establish the identity of the shareholder through reasonable methods, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
BY OVERNIGHT DELIVERY
If you wish to send your Account Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:
Rainier Investment Management Mutual Funds
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
PURCHASING BY WIRE
Shares of the Portfolios may be purchased the same day with a wire transfer of money if the Transfer Agent has a completed Account Application on file. A purchase order will not be accepted until the Fund has received the completed Application and any requested documentation in proper form. Wired funds must be received by the close of regular trading of the New York Stock Exchange, normally 4:00 p.m. (Eastern time), to be eligible for same-day pricing. Please call the Transfer Agent at 800-248-6314 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open for business to advise your intent to wire. This will ensure proper credit. The Funds are not responsible for delays resulting from the banking or Federal Reserve wire system. Please wire payment to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
For further credit to Rainier Investment
Management [Portfolio name]
Account of [your account number and account name]
Your bank may charge you a fee for sending a wire.
PURCHASING WITH SECURITIES
In certain situations, Portfolio shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Portfolio shares must be readily marketable, their acquisition consistent with the Portfolio’s objective and otherwise acceptable to the Advisor. Prior to making such a purchase, you should call the Advisor to determine whether the securities you wish to use to make a purchase are appropriate.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER
Shares of the Portfolios are available through certain brokers (and their agents) that have made arrangements with the Funds to sell shares. When placing an order with such a broker or its authorized agent, the order is treated as if it had been placed directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Portfolio. The broker (or agent) may hold your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker (or agent) for maintaining these records and providing other shareholder services. The broker (or agent) may charge a fee for handling the order. The broker (or agent) is responsible for processing your order correctly and promptly, advising you of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.
RETIREMENT PLANS
Shares of the Portfolios are available for purchase by most retirement plans, including 401(k) plans, profit-sharing plans and IRAs.
SUBSEQUENT INVESTMENTS
Additional shares of a Portfolio are available for purchase, in amounts of $1,000 or more, by sending a check together with the remittance form from a confirmation statement to the Transfer Agent. Please write your account number on the check. If you do not have a remittance form, please send the Transfer Agent a letter giving the name of the Portfolio, your name and account number. To send additional money for investment by wire, follow the instructions noted above.
PURCHASE ORDER PROCESSING
Any money received for investment in a Portfolio, whether sent by check or wire, is invested at the net asset value of the Portfolio, which is next calculated after your order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the order, as well as a check or bank wire payment properly drawn and collectable. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. All checks must be made payable to Rainier Investment Management Mutual Funds or U.S. Bancorp Fund Services, LLC, as the Funds’ agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. The net asset value is calculated at the close of regular trading of the NYSE, normally 4:00 p.m. (Eastern time). A check or wire received after the NYSE closes is invested at the next-calculated net asset value of the Portfolio, normally the following business day.
EXCESSIVE TRADING POLICIES
Excessive or short-term trading (such as market timing) in Portfolio shares may harm performance by compromising portfolio management strategies and increasing Portfolio expenses. The Funds, their distributor and agents reserve the following rights: (1) to refuse or reject any purchase or exchange order; (2) to cancel or reject any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders considered to be excessive trading or market timing); (3) to completely or partially close a Portfolio by ceasing to offer fund shares at any time to all or certain groups of investors; and (4) to involuntarily redeem an account at the net asset value calculated the day the shares are redeemed, in cases of suspected market timing or any other fraudulent or illegal activity. These actions may be taken when, in the sole discretion of the Funds, they are deemed to be in the best interest of the Funds or if required by law. The Portfolios’ shares are available through intermediaries such as broker-dealers and retirement plan administrators that may establish omnibus accounts in the Portfolios, which may make it difficult or impossible for the Funds to detect excessive or short-term trading. The Funds will use reasonable efforts to work with these intermediaries to detect and deter disruptive trading.
OTHER INFORMATION
Federal tax law requires that you provide a certified taxpayer identification number and other certifications upon opening an account. This is necessary to avoid backup withholding of taxes. The Funds do not issue share certificates unless you specifically request them in writing to the Transfer Agent. All shares are normally held in a non-certified form on the books of the Funds, for your account.

Purchasing, Selling and Exchanging Shares, continued
Selling Shares (Redemptions)
Shareholders may sell (redeem) Portfolio shares on any day the Portfolio is open for business either directly to the Portfolio or through certain brokers (or agents). Payment for shares redeemed will be paid to you typically within one or two business days; however, payments may be held up to seven days for check redemptions and for electronic fund transfers, and redemption payments may also be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If payment of redemption proceeds is to be made by federal wire transfer, a $15.00 fee may be applied.
SELLING BY MAIL
You may sell your shares by simply sending a written request to the Transfer Agent. Specify the name of the Portfolio, the number of shares or dollar amount you want redeemed and your name and account number. Also enclose any certificated shares that you wish to redeem. The letter should be signed by all of the shareholders whose names appear on the account registration. In addition, a signature guarantee is required if a redemption is requested by a corporation, partnership, trust or fiduciary. Send your redemption request to:
Rainier Investment Management Mutual Funds
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight courier deliveries should be sent to:
Rainier Investment Management Mutual Funds
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
SIGNATURE GUARANTEES
Certain redemption requests require that the signature or signatures on the account be guaranteed. Signature guarantees are required if the proceeds of the redemption (1) are via a written or telephone request and exceed $100,000; (2) are to be paid to a person other than the record owner; (3) are to be sent to an address other than the address on the Transfer Agent’s records; (4) are to be paid to a corporation, partnership, trust or fiduciary; (5) if ownership is changed on the account; (6) when adding telephone redemption to an existing account; (7) when adding or changing automated bank instructions to an existing account; or (8) if a change of address request was received by the Transfer Agent in the last 30 days. The signature(s) on the redemption request and on the certificates, if any, or stock powers, must be guaranteed by an “eligible guarantor.” An eligible guarantor includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notary public is not an eligible guarantor.
SELLING BY TELEPHONE
You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application. You may then redeem shares of a Portfolio by telephoning the Transfer Agent at 800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time), on a day when the NYSE is open for normal trading. Redemptions by telephone must be at least $1,000. Proceeds will be mailed to the shareholder the following business day after the sale is executed. Upon request, redemption proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network using the bank instructions previously established on your account. Telephone redemptions cannot be made if you notify the Transfer Agent of an account change within 30 days before the redemption request. Telephone redemption is not available for retirement plan accounts.
When establishing telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Such persons may request that the shares in your account be either exchanged or redeemed. Before executing an instruction received by telephone, the Funds and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.
AUTOMATIC WITHDRAWAL PLAN
Automatic withdrawals may be made from a Portfolio in an amount of $100 or more, either monthly or quarterly. Your account must have a value of at least $10,000 to participate in this plan. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.
     This service may not be provided for Service Agents who are providing similar services by those organizations. Note that this plan may deplete your investment and affect your income or yield. You should not make automatic withdrawals if you plan to continue investing in a portfolio, due to tax liabilities. Please call the Transfer Agent for further information.
REDEMPTION OF SMALL ACCOUNTS
In order to reduce expenses, the Funds may redeem shares in any account if the total value of your account is less than $10,000 as a result of redemptions. This does not apply to retirement plan or Uniform Gift to Minors Act accounts. Shareholders will be notified and given 30 days in which to make an additional investment to bring the value of their account to at least $10,000 before an involuntary redemption occurs.
ADDITIONAL INFORMATION
If shares are purchased by personal check or are sold through the ACH, the Funds may delay payment of the redemption proceeds for up to 12 days from purchase or until the payment has cleared, whichever occurs first. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Portfolio as a result.
     Each Portfolio has the right to pay redemption proceeds in whole or in part with a distribution by the Portfolio of securities in its portfolio equal in value to the sales price. It is not expected that a Portfolio would do so except in unusual circumstances.
Exchanging Shares
Shareholders may exchange shares of any Portfolio for shares of any other Portfolio on any day the Portfolios are open for business.
     You may also exchange shares of any Portfolio for shares of the First American Prime Obligations Fund Class A or Class I or the First American Government Obligations Fund Class A, if such shares are offered in your state of residence. Prior to making such an exchange, you should obtain and carefully read the Prospectus for the First American Money Market Funds. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or Advisor of an investment in the First American Funds. The First American Funds are not affiliated with the Funds or the Advisor.
     The Funds reserve the right to reject any exchange order and may modify the exchange privilege by giving 60 days’ written notice to shareholders.
EXCHANGING BY MAIL
Shareholders may exchange shares by sending a written request to the Transfer Agent. You should specify the names of the Portfolios, the number of shares or dollar amount to be exchanged and your name and account number(s). The letter should be signed by all of the shareholders whose names appear in the account registration. Please send your exchange request to:
Rainier Investment Management Mutual Funds
P.O. Box 701
Milwaukee, WI 53201-0701
EXCHANGING BY TELEPHONE
If your account has telephone privileges, you may also exchange Portfolio shares by calling the Transfer Agent at 800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time), on a day when the NYSE is open for normal trading. If you exchange shares by telephone, you will be subject to certain identification procedures which are listed above under “Selling Shares/(Redemptions).”
EXCHANGE PROCESSING
All exchanges will be made on the basis of the relative net asset values of the Portfolios next determined after a completed request is received. Requests for exchanges received before 4:00 p.m. (Eastern time) on a day the NYSE is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.

PRICING OF PORTFOLIO SHARES
The price of a Portfolio’s shares is based on the Portfolio’s net asset value. The net asset value is calculated by dividing the Portfolio’s assets, minus its liabilities, by the number of shares outstanding. A Portfolio’s assets are the market value of securities held in its portfolio, which is normally obtained from market quotations, plus any cash and other assets. If market quotations are not readily available for a Portfolio security, or if it is believed that a quotation does not represent fair value for a security, the security may be valued using procedures approved by the Portfolios’ Board of Trustees that are designed to establish its “fair” value. A Portfolio may also fair value securities in other situations affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day, a corporate action or a company announcement), events affecting securities markets generally (for example, market volatility or a natural disaster) or when a particular foreign market is closed but the NYSE is open and the value of a security held by the Portfolio has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. A Portfolio’s liabilities are fees and expenses owed by the Portfolio. The number of Portfolio shares outstanding is the amount of shares that have been issued to shareholders. The price an investor pays to purchase Portfolio shares or the amount an investor receives when selling Portfolio shares is based on the net asset value next calculated after the order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the purchase or redemption, as well as a check or bank wire payment properly drawn and collectable. The net asset value of shares of each Portfolio is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). Portfolio shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS
The Small/Mid Cap Equity, Core Equity and Growth Equity Portfolios intend to pay dividends annually. The Balanced Portfolio intends to pay dividends quarterly. The Intermediate Fixed Income Portfolio intends to pay dividends monthly. Each Portfolio makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.
     It is expected that distributions from the Small/ Mid Cap Equity, Core Equity and Growth Equity Portfolios will primarily consist of capital gains. It is expected that distributions from the Balanced Portfolio will consist of dividends and capital gains. It is expected that distributions from the Intermediate Fixed Income Portfolio will primarily consist of dividends.
     Dividends and capital gain distributions are automatically reinvested in additional shares of the Portfolio at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Transfer Agent or on the Account Application that payment be made in cash.
     If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Portfolio reserves the right to reinvest the distribution check in the shareholder’s account at the Portfolio’s then-current net asset value per share and to reinvest all subsequent distributions in shares of the Portfolio until an updated address is received.
TAX CONSEQUENCES
Each Portfolio intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income. The rate a shareholder pays on capital gain distributions will depend on how long the Portfolio held the securities that generated the gains, not on how long the shareholder owned the Portfolio shares. Shareholders will be taxed in the same manner whether they receive dividends and capital gain distributions in cash or reinvest them in additional Portfolio shares.
     Selling or exchanging Portfolio shares is considered a taxable event for shareholders. Depending on the purchase price and the sale price of the shares exchanged or sold, a gain or a loss may result on the transaction. Shareholders are responsible for any tax liabilities generated by their transactions.
RULE I2B-I FEES
The Funds have a distribution plan under Rule 12b-l that allows each Portfolio to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The plan provides for the payment of a distribution and service fee of up to 0.25% of the Portfolio’s average daily net assets. This fee is payable to the Advisor, as Distribution Coordinator. These fees may be used to pay certain brokers, transfer agents and financial intermediaries for providing shareholder services. The Advisor may also retain a portion of these fees to reimburse itself for marketing and servicing expenses, including a portion of its overhead and staff devoted to marketing the shares of the Portfolios. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in shares of the Portfolio and may cost you more than paying other types of sales charges.
MULTIPLE CLASS INFORMATION
The Small/Mid Cap Equity, Core Equity and Balanced Portfolios offer two classes of shares for eligible investors, Original and Institutional. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for investment advisory services.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years and since inception for the Growth Equity Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, an independent registered public accounting firm for the Portfolios, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request.
Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

	Small / Mid Cap Equity Portfolio
	Fiscal year ending March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of year	$26.93	$17.17	$22.24	$20.75	$28.80
Income from investment operations
Net investment loss	(0.06)	(0.12)	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.20	9.88	(4.95)	2.61	(4.10)

Total from investment operations	3.14	9.76	(5.07)	2.51	(4.17)

Less distributions
From net investment income	—	—	—	—	—
From net realized gain	(1.05)	—	—	(1.02)	(3.88)

Total distributions	(1.05)	—	—	(1.02)	(3.88)

Net asset value, end of year	$29.02	$26.93	$17.17	$22.24	$20.75

Total return	11.71%	56.84%	(22.80%)	12.32%	(15.83%)

Ratios/supplemental data
Net assets, end of year (millions)	$651.8	$318.6	$146.3	$299.9	$338.1

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.25%	1.28%	1.32%	1.26%	1.24%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.40%)	(0.59%)	(0.55%)	(0.42%)	(0.26%)

Portfolio turnover rate	114.78%	134.41%	140.57%	162.74%	166.24%

Financial Highlights, continued
Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

	Core Equity Portfolio
	Fiscal year ending March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of year	$22.23	$16.76	$22.35	$22.54	$31.56
Income from investment operations
Net investment income (loss)	0.12	0.02	0.02	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.66	5.46	(5.61)	0.05	(6.50)

Total from investment operations	1.78	5.48	(5.59)	0.04	(6.53)

Less distributions
From net investment income	(0.02)	(0.01)	—	—	—
From net realized gain	—	—	—	(0.23)	(2.49)

Total distributions	(0.02)	(0.01)	—	(0.23)	(2.49)

Net asset value, end of year	$23.99	$22.23	$16.76	$22.35	$22.54

Total return	8.00%	32.70%	(25.01%)	0.22%	(21.72%)

Ratios/supplemental data
Net assets, end of year (millions)	$359.7	$366.5	$329.2	$718.3	$771.5

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.14%	1.16%	1.15%	1.12%	1.11%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	0.48%	0.08%	0.08%	(0.03%)	(0.13%)

Portfolio turnover rate	81.71%	82.83%	84.73%	79.92%	81.48%

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

	Growth Equity Portfolio
	Fiscal year ending March 31,				June 15, 2000+
	2005	2004	2003	2002	through 3/31/01

Net asset value, beginning of period	$14.83	$10.98	$14.41	$14.43	$25.00
Income from investment operations
Net investment loss	(0.06)	(0.09)	(0.07)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	0.87	3.94	(3.36)	0.10	(10.53)

Total from investment operations	0.81	3.85	(3.43)	(0.02)	(10.57)

Less distributions
From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$15.64	$14.83	$10.98	$14.41	$14.43

Total return	5.46%	35.06%	(23.80%)	(0.14%)	(42.28	%)†

Ratios/supplemental data
Net assets, end of period (millions)	$7.0	$5.8	$4.6	$6.4	$6.8

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	2.19%	2.25%	2.57%	2.14%	2.38	%‡
After fees waived and expenses absorbed	1.19%	1.19%	1.19%	1.19%	1.19	%‡

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.43%)	(0.62%)	(0.60%)	(0.72%)	(0.52	%)‡

Portfolio turnover rate	118.96%	117.97%	124.82%	161.95%	122.37	%†

+	Inception date.

†	Not annualized.

‡	Annualized.

Financial Highlights, continued
Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

	Balanced Portfolio
	Fiscal year ending March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of year	$16.54	$13.86	$15.83	$15.90	$18.80
Income from investment operations
Net investment income	0.22	0.17	0.26	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.49	2.69	(1.97)	0.02	(2.38)

Total from investment operations	0.71	2.86	(1.71)	0.27	(2.08)

Less distributions
From net investment income	(0.22)	(0.18)	(0.26)	(0.25)	(0.30)
From net realized gain	—	—	—	(0.09)	(0.52)

Total distributions	(0.22)	(0.18)	(0.26)	(0.34)	(0.82)

Net asset value, end of year	$17.03	$16.54	$13.86	$15.83	$15.90

Total return	4.32%	20.75%	(10.80%)	1.69%	(11.38%)

Ratios/supplemental data
Net assets, end of year (millions)	$105.2	$127.8	$104.3	$155.4	$118.9

Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	1.21%	1.19%	1.21%	1.14%	1.15%
After fees waived and expenses absorbed or recouped	1.19%	1.19%	1.19%	1.19%	1.19%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.27%	1.19%	1.56%	1.56%	1.68%

Portfolio turnover rate	68.55%	82.41%	73.62%	71.51%	57.52%

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

	Intermediate Fixed Income Portfolio
	Fiscal year ending March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of year	$13.10	$13.11	$12.41	$12.48	$11.83
Income from investment operations
Net investment income	0.43	0.45	0.54	0.58	0.66
Net realized and unrealized gain (loss) on investments	(0.56)	0.21	0.79	(0.05)	0.65

Total from investment operations	(0.13)	0.66	1.33	0.53	1.31

Less distributions
From net investment income	(0.43)	(0.45)	(0.54)	(0.58)	(0.66)
From net realized gain	(0.09)	(0.22)	(0.09)	(0.02)	—

Total distributions	(0.52)	(0.67)	(0.63)	(0.60)	(0.66)

Net asset value, end of year	$12.45	$13.10	$13.11	$12.41	$12.48

Total return	(1.02%)	5.10%	10.90%	4.29%	11.43%

Ratios/supplemental data
Net assets, end of year (millions)	$57.7	$55.3	$41.5	$33.8	$28.8

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.87%	0.91%	0.83%	0.84%	0.90%
After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	3.35%	3.41%	4.20%	4.64%	5.48%

Portfolio turnover rate	53.85%	55.34%	49.39%	26.27%	5.05%

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OTHER INFORMATION
Privacy Notice
Rainier Investment Management Mutual Funds and Rainier Investment Management, Inc.,® the Advisor to the Funds, collect nonpublic information about you from the following sources:
•	Information we receive from applications or other forms

•	Information you may give us orally

•	Information about your transactions with others or us
     We do not disclose any nonpublic personal information about our customers or former share-holders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information. Please contact us directly with any specific questions about our data safeguards.

Index Descriptions
The Standard & Poor’s 500 Index® is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
The Russell 1000® Index, the Russell Midcap® Index, the Russell 2500™ Index and the Russell 2000® Index are unmanaged indices composed of the equities of companies ranging in value from approximately $1.8 billion to $386.9 billion, $1.8 billion to $13.7 billion, $182.6 million to $4.5 billion and $182.6 million to $1.8 billion, respectively, as of June 30, 2005.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Balanced Index is computed by the Advisor and consists of 60% S&P 500 Index, 35% Lehman U.S. Government Credit / Intermediate Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.
The Lehman U.S. Government / Credit Intermediate Bond Index is an unmanaged index composed of all bonds covered by the Lehman U.S. Government / Credit Index with maturities between one and 9.99 years.
The Citigroup 3-Month Treasury Bill Index (91-Day U. S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

Series of
Rainier Investment Management
Mutual Funds (the “Funds”)

Small/Mid Cap	Core Equity	Growth Equity	Balanced	Intermediate Fixed
Equity Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio
For more information about the Portfolios, the following documents are available for free on request:
ANNUAL/SEMIANNUAL REPORT
Additional information about the Portfolios’ investments is available in the Portfolios’ Annual and Semiannual Report to Shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolios and is incorporated by reference into this Prospectus.
          To receive free copies of the Portfolios’ reports and SAI, request other information or discuss your questions concerning the Portfolios, please contact the Funds at the street or internet address below.
          To review and copy information, including the Portfolios’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C., please call 1-202-942-8090 for information about the operation of the Public Reference Room. Text-only copies are available:
•	For a duplicating fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov

•	Free of charge from the Commission’s Internet website at http://www.sec.gov.
          To reduce the volume of mail you receive, the Funds may mail only one copy of the Annual and Semiannual Reports, Prospectus and other regulatory materials to your household. You can contact the Funds at the address below to request (1) additional copies of these reports, or (2) that we discontinue householding of regulatory materials.

Rainier Investment Management
Mutual Funds
601 Union Street, Suite 2801
Seattle, Washington 98101
tel 800.248.6314
www.rainierfunds.com
The Funds’ SEC Investment Company
Act file number is 811-8270.